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                                                                   Exhibit 10.11


      XI'AN CITY WEIYANG AREA CAOTAN TOWN PEOPLE'S GOVERNMENT DOCUMENTATION

            CAOTAN GOVERNMENT ISSUED [1997] NUMBER 119 DOCUMENTATION



                         CAOTAN TOWN PEOPLE'S GOVERNMENT
              ABOUT SHANXI NEW TAOHUAYUAN CULTURE TOURISM CO., LTD.
                    ENJOYING TAX PREFERENTIAL BENEFIT NOTICE

Shanxi New Taohuayuan Culture Tourism Co., Ltd:

     Concerning your application for the taxation preferential benefit policy, the results of Caotan Town's governmental conference are as follows. Please follow this notice.

     Your Company has been the first joint stock enterprise promoting local culture as its primary business. Your enterprise has played an exemplary role in promoting the town's economy and has made large contributions to the town's revenues. In supporting the continuing development of your enterprise, we hereby establish an agreement in which your enterprise will pay 1,000,000 RMB as tax revenue beginning in the year 1998 and continuing for future years. We hope your enterprise can continue to strengthen its management, bring about economic and social benefits, and in the end contribute even more to the local economy.


                                                                      11.25 1997


Subject: Tax Revenue Preferential Benefit Policy Notice
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Provide Copies To: Weiyang Area People's Government, Weiyang Area Finance
Bureau, Weiyang Area Tax Bureau
Send Duplicate To: Weiyang Area Tax Institute                    (File Number:2)
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                         XI'AN REGIONAL TAXATION BUREAU
     TAX REVENUE OF NTHY (SHAANXI) CULTURE TOURISM CO., LTD. CORRESPONDENCE

NTHY (Shaanxi) Culture Tourism Co., Ltd:

         Regarding to your Company's tax preferential benefits, our responses are as follow:

      1 According to the regulations of national tax law, your Company will be enjoying the relevant preferential policies for a foreign invested enterprise from 2005 to 2006. This will continue as long as the governmental policy is in effect, however, your Company is not permitted to have the "Exempt Two Subtract Three" preferential tax benefits.
      2 If government tax revenue policy changes in the future, then your Company must follow the new regulations.


                                 Xi'an Regional Taxation Bureau (Official Stamp)
                                                                       9.20 2005